EXHIBIT 10.2

THIRD LOAN MODIFICATION AGREEMENT

This Third Loan Modification Agreement  (this “Loan Modification Agreement”) is entered into as of January 31, 2006 by and between SILICON VALLEY BANK, a California corporation with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name “Silicon Valley East” (“Bank”) and SATCON TECHNOLOGY CORPORATION, a Delaware corporation with offices located at 27 Drydock Avenue, Boston, Massachusetts 02210 (FAX 617-897-2401); SATCON POWER SYSTEMS, INC., Delaware corporation with offices located at 27 Drydock Avenue, Boston, Massachusetts 02210; SATCON APPLIED TECHNOLOGY, INC., a Delaware corporation with offices located at 27 Drydock Avenue, Boston, Massachusetts 02210; SATCON ELECTRONICS, INC., a Delaware corporation with offices located at 27 Drydock Avenue, Boston, Massachusetts 02210; and SATCON POWER SYSTEMS CANADA LTD., a corporation organized under the laws of the Province of Ontario, Canada with offices located at 35 Harrington Court, Burlington, Ontario L7N 3P3 (jointly and severally, individually and collectively, “Borrower”).

1.             DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of January 31, 2005, evidenced by, among other documents,  a certain Loan and Security Agreement dated as of January 31, 2005 between Borrower and Bank, as amended by a certain Loan Modification Agreement dated as of May 31, 2005 and a certain Second Loan Modification Agreement dated as of November 8, 2005 (as amended, the “Loan Agreement”).  Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.             DESCRIPTION OF COLLATERAL.  Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and a certain Intellectual Property Security Agreement dated January 31, 2005 (the “IP Agreement”)  (together with any other collateral security granted to Bank, the “Security Documents”).

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3.             DESCRIPTION OF CHANGE IN TERMS.

Modification to Loan Agreement.

The Loan Agreement is hereby amended by deleting the following text appearing in Section 4 of the Schedule thereto in its entirety:

“MATURITY DATE

(Section 6.1):         364 days from the date of this Agreement.”

and substituting the following text therefor:

“MATURITY DATE

(Section 6.1):         February 28, 2006.”

4.             FEES.  Borrower shall reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5.             RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT. Borrower hereby ratifies, confirms, and  reaffirms, all and singular, the terms and conditions of the IP Agreement and acknowledges, confirms and agrees that the IP Agreement contains an accurate and complete listing of all Intellectual Property.

6.             RATIFICATION OF PERFECTION CERTIFICATES.  Borrower hereby ratifies, confirms, and reaffirms, all and singular, the terms and disclosures contained in certain Perfection Certificates delivered to the Bank on or about January 31, 2005, and acknowledges, confirms and agrees the disclosures and information provided therein have not changed, as of the date hereof.

7.             CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

8.             RATIFICATION OF LOAN DOCUMENTS.  Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

9.             NO DEFENSES OF BORROWER.  Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against the Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against the Bank, whether known or unknown, at law or in equity, all of tem are hereby expressly WAIVED and Borrower hereby RELEASES the Bank from any liability thereunder.

10.           CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents.  Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  Bank’s agreement to modifications to the existing Obligations pursuant to this  Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations.  Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations.  It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing.  No maker will be released by virtue of this Loan Modification Agreement.

11.           COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

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This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:

SATCON TECHNOLOGY CORPORATION

By	/s/ David B. Eisenhaure

Name: David B. Eisenhaure

Title: Chairman of the Board, CEO and Secretary

SATCON POWER SYSTEMS, INC.

By	/s/ David B. Eisenhaure

Name: David B. Eisenhaure

Title: Chairman of the Board, CEO and Secretary

SATCON APPLIED TECHNOLOGY, INC.

By	/s/ David B. Eisenhaure

Name: David B. Eisenhaure

Title: Chairman of the Board, CEO and Secretary

SATCON ELECTRONICS, INC.

By	/s/ David B. Eisenhaure

Name: David B. Eisenhaure

Title: Chairman of the Board, CEO and Secretary

SATCON POWER SYSTEMS CANADA LTD.

By	/s/ David B. Eisenhaure

Name: David B. Eisenhaure

Title: Chairman of the Board, CEO and Secretary

BANK:

SILICON VALLEY BANK, d/b/a
SILICON VALLEY EAST

By:	/s/ Michael Trumack

Name: Michael Trumack

Title: Vice President